                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 6, 1998


                       BROOKDALE LIVING COMMUNITIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-22253                36-4103821
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(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4800, Chicago, Illinois                60601
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On March 6, 1998, Brookdale Living Communities of Illinois-H.V., Inc. ("BLC-Illinois-H.V."), a subsidiary of Brookdale Living Communities, Inc., entered into an operating lease (the "Harbor Village Lease") with The Harbor Village Business Trust, an unaffiliated third party (the "Harbor Village Lessor"), pursuant to which BLC-Illinois-H.V. leases a 272-unit senior and assisted living facility located in Chicago, Illinois, known as Harbor Village (the "Harbor Village Facility"). The initial term of the Harbor Village Lease commenced on March 6, 1998 and expires on March 11, 2003. BLC-Illinois-H.V. has the option to renew the Harbor Village Lease for up to seven (7) one-year periods through March 11, 2010. Under the Harbor Village Lease, BLC-Illinois-H.V. is obligated to make monthly rent payments in the amount of $115,327 and variable quarterly rent payments, the amount of which varies based on LIBOR and is estimated to be approximately $20,000. During the term of the Harbor Village Lease, BLC-Illinois-H.V. is responsible for the payment of all operating expenses related to the Harbor Village Facility. BLC-Illinois-H.V.'s obligations under the Lease are secured by a pledge of securities currently valued at approximately $5.75 million. The Harbor Village Lease grants BLC-Illinois-H.V. the option to purchase the Harbor Village Facility from the Harbor Village Lessor. The Harbor Village Lessor financed its purchase of the Harbor Village Facility, in part, with the proceeds of a first mortgage loan (the "First Mortgage Loan") and a mezzanine loan (the "Mezzanine Loan") made to the Harbor Village Lessor by Nomura Asset Capital Corporation in the respective principal amounts of $15 million and $1.75 million. Repayment of the First Mortgage Loan and Mezzanine Loan is secured by mortgages on the Harbor Village Facility and is guaranteed by BLC-Illinois-HV, which guaranty is secured solely by BLC-Illinois-H.V.'s leasehold interest in the Harbor Village Facility.

ITEM 7.   EXHIBITS

Exhibit
Number        Description
------        -----------
 10.1         Lease dated as of March 6, 1998 by and between Brookdale Living
              Communities of Illinois-H.V., Inc., as lessee, and The Harbor
              Village Business Trust, as lessor

 10.2         Loan Agreement dated as of March 6, 1998 by and among The Harbor
              Village Business Trust, Brookdale Living Communities of Illinois-
              H.V., Inc. and Nomura Asset Capital Corporation

 10.3         Certificate Pledge Agreement dated as of March 6, 1998 by
              Brookdale Living Communities of Illinois-H.V., Inc. in favor of
              The Harbor Village Business Trust

 10.4         Securities Pledge Agreement dated as of March 6, 1998 by
              Brookdale Living Communities of Illinois-H.V., Inc. in favor of
              The Harbor Village Business Trust and Wilmington Trust Company

 10.5         Indemnity Agreement dated as of March 6, 1998 from Brookdale
              Living Communities, Inc. in favor of Wilmington Trust Company and
              FBTC Leasing Corp.

 10.6         Guaranty and Suretyship Agreement dated as of March 6, 1998 from
              Brookdale Living Communities of Illinois-H.V., Inc. in favor of
              Nomura Asset Capital Corporation

 10.7         Environmental Indemnity Agreement dated as of March 6, 1998 from
              Brookdale Living Communities, Inc. in favor of Nomura Asset
              Capital Corporation

 10.8         Mezzanine Loan Agreement dated as of March 6 1998 by and among The
              Harbor Village Business Trust, Brookdale Living Communities of
              Illinois-H.V., Inc. and Nomura Asset Capital Corporation

 10.9         Mezzanine Guaranty and Suretyship Agreement dated as of March 6,
              1998 from Brookdale Living Communities of Illinois-H.V., Inc. in favor of Nomura Asset Capital Corporation

 10.10        Mezzanine Environmental Indemnity Agreement dated as of March 6,
              1998 from Brookdale Living Communities, Inc. in favor of Nomura
              Asset Capital Corporation

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BROOKDALE LIVING COMMUNITIES, INC.
                              ----------------------------------
                              Registrant



Dated: April 14, 1998         By: /s/  Craig G. Walczyk
                                  ---------------------
                                  Craig G. Walczyk
                                  Vice President - Chief Financial Officer